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                                                                   Exhibit 10(l)

               AMENDMENT NO. 5 TO SEVERANCE COMPENSATION AGREEMENT

     THIS AMENDED AGREEMENT, dated as of January 26, 1994, is between THE UNITED STATES SHOE CORPORATION, an Ohio corporation (the "Company") and MARTIN SHERMAN (the "Executive").

     The Company and Executive have previously executed the Severance Compensation Agreement dated as of June 1, 1987 (the "Agreement"), and the Board of Directors has determined that it is appropriate to amend such Agreement in certain respects. The Agreement is hereby amended by deleting Section 1 and inserting a new Section 1, as follows:

     1. TERM. This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earliest of (i) June 30 of any year after 1995, provided that either party has given at least 60 days prior written notice to the other party of its or his intention to terminate this Agreement under this clause (i); (ii) the termination of the Executive's employment with the Company based on death, Disability (as defined in Section 3(b)), Retirement (as defined in Section 3(c)) or Cause (as defined in Section 3(d)); or by the Executive other than for Good Reason (as defined in Section 3(e)); and (iii) two years from the date of a Change in Control of the Company if the Executive has not terminated his employment for Good Reason as of such time.

     Except as amended above, the Agreement will continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        THE UNITED STATES SHOE CORPORATION
ATTEST:

/s/ James J. Crowe                      /s/ K. Brent Somers
- - - - - - ---------------------------------       ----------------------------------
James J. Crowe, Secretary               K. Brent Somers
                                        Vice President-Finance


                                        EXECUTIVE

                                        /s/ Martin Sherman
                                        -----------------------------------
                                        Martin Sherman